POWER OF ATTORNEY

Each of the undersigned Trustees and Officers of the Shelton Greater China Fund (“the Trust”) hereby appoints Stephen C. Rogers, William P. Mock and Teresa Axelson (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to the Registration Statement on Form N-1A under the Investment Company Act of 1940 and under the Securities Act of 1933 of the Trust, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders or rulings.  Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustees and Officers hereby execute this Power of Attorney as of this 14th day of May, 2015.

/s/ Stephen C. Rogers	/s/ William P. Mock
Stephen C. Rogers	William P. Mock
Principal Executive Officer	Principal Financial and
And Trustee	Accounting Officer

/s/ Stephen H. Sutro
Kevin T. Kogler	Stephen H. Sutro
Trustee	Trustee

Marco L. Quazzo
Trustee

POWER OF ATTORNEY

Each of the undersigned Trustees and Officers of the Shelton Greater China Fund (“the Trust”) hereby appoints Stephen C. Rogers, William P. Mock and Teresa Axelson (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to the Registration Statement on Form N-1A under the Investment Company Act of 1940 and under the Securities Act of 1933 of the Trust, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders or rulings.  Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustees and Officers hereby execute this Power of Attorney as of this 1st day of May, 2015.

Stephen C. Rogers	William P. Mock
Principal Executive Officer	Principal Financial and
And Trustee	Accounting Officer

Kevin T. Kogler	Stephen H. Sutro
Trustee	Trustee

/s/ Marco L. Quazzo
Marco L. Quazzo
Trustee

POWER OF ATTORNEY

Each of the undersigned Trustees and Officers of the Shelton Greater China Fund (“the Trust”) hereby appoints Stephen C. Rogers, William P. Mock and Teresa Axelson (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to the Registration Statement on Form N-1A under the Investment Company Act of 1940 and under the Securities Act of 1933 of the Trust, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders or rulings.  Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustees and Officers hereby execute this Power of Attorney as of this 30th day of April, 2015.

Stephen C. Rogers	William P. Mock
Principal Executive Officer	Principal Financial and
And Trustee	Accounting Officer

/s/ Kevin T. Kogler
Kevin T. Kogler	Stephen H. Sutro
Trustee	Trustee

Marco L. Quazzo
Trustee